UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2010

RENTRAK CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 0-15159

Oregon	93-0780536
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Airport Center 7770 NE Ambassador Place Portland, Oregon	97220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 284-7581

Former name or former address if changed since last report:

No Change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 4, 2010, Rentrak Corporation (“Rentrak”) filed a Current Report on Form 8-K pursuant to Item 2.01 of Form 8-K (the “Initial 8-K”) to report the completion of its acquisition (the “Acquisition”) of shares of Nielsen EDI Limited, a private limited liability company incorporated and registered under the laws of England and Wales, and certain assets of The Nielsen Company (U.S.), LLC, a Delaware limited liability company (the “Seller”), in the United States, Australia, Germany, France, Mexico, Argentina, and Spain relating exclusively to the portion of the Seller’s business that provides information management and business intelligence services by gathering and tracking theatrical gross receipt ticket sales and related information at movie theaters in certain countries for films and pay-per-view screenings at such facilities (collectively, the “EDI-Business”). The Acquisition was consummated pursuant to a Master Purchase Agreement, dated as of December 14, 2009, between Rentrak and the Seller, as amended by Amendment No. 1 to the Master Purchase Agreement, dated as of January 29, 2010, between Rentrak and the Seller (as amended, the “Purchase Agreement”).

At that time, we stated in the Initial 8-K, under parts (a) and (b) of Item 9.01 therein, that we would file the required financial statements and pro forma financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends our Initial 8-K in order to provide the required financial information.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited Statement of Assets to be Acquired and Liabilities to be Assumed as of December 31, 2009 and Statement of Revenues and Direct Expenses for the year ended December 31, 2009 and accompanying Notes for the EDI-Business are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

Full financial statements and other financial information for the EDI-Business are not presented as they cannot be provided without unreasonable effort and expense. The omission of the full financial statements and other financial information will not have a material impact on the reader’s understanding of the financial condition or results of operations or related trends of the EDI-Business.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information of Rentrak and the EDI-Business is filed as Exhibit 99.2 hereto and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2009;

•	Unaudited Pro Forma Condensed Consolidated Income Statement for the Year Ended March 31, 2009; and

•	Unaudited Pro Forma Condensed Consolidated Income Statement for the Nine Months Ended December 31, 2009.

(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

23.1	Consent of Ernst & Young LLP.

99.1	Audited Statement of Assets to be Acquired and Liabilities to be Assumed as of December 31, 2009 and Statement of Revenues and Direct Expenses for the year ended December 31, 2009 and accompanying Notes for the Nielsen EDI Business.

99.2	Unaudited pro forma condensed consolidated financial statements as of and for the nine months ended December 31, 2009 and for the year ended March 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2010	RENTRAK CORPORATION
(Registrant)

	By:	/s/ DAVID I. CHEMEROW
David I. Chemerow
Chief Operating Officer and Chief Financial Officer

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